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                                                      Exhibit 23A

                 CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Sprint Corporation 1988
Employees Stock Purchase Plan of our report dated February 2, 1994, with respect to the consolidated financial statements and schedules of Sprint Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 1993, filed with the Securities and Exchange Commission.

                                                  /s/ ERNST & YOUNG

                                                  Ernst & Young


Kansas City, Missouri
May 17, 1994